UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2026

ONAR Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	00-56012	47-2200506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 Biscayne Blvd, 5th Floor Miami, FL 33132

(Address of principal executive office)

Registrant’s telephone number, including area code (213) 437-3081

_______________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ONAR	OTC Pink Limited Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 29, 2026, ONAR Holding Corporation, a Nevada corporation (the “Company”), and ONAR, LLC, a Delaware limited liability company (“Buyer”) and a subsidiary of the Company, entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Advertise Purple LLC, a California limited liability company and successor by conversion to Advertise Purple, a California corporation (“Advertise Purple”), Advertise Purple Holdings Inc., a California corporation (“Seller”), and certain other parties thereto, pursuant to which Buyer acquired from Seller all of the issued and outstanding membership interests of Advertise Purple (the “Acquisition”). As a result of the Acquisition, Advertise Purple became an indirect wholly owned subsidiary of the Company.

The aggregate consideration for the Acquisition consists of $12.825 million in cash (the “Cash Consideration”), subject to the post-closing adjustments described below, an unsecured promissory note issued by Buyer to Seller in the original principal amount of $7.0 million (the “Seller Note”) and potential cash earnout payments of up to an aggregate of $8.0 million (the “Earnout Payments). The down payments totaling $1.25 million that were previously paid by the Company in connection with the Acquisition were applied toward the Cash Consideration. The purchase price is subject to customary post-closing adjustments based on the final determination of Advertise Purple’s working capital, cash, indebtedness and transaction expenses as of the closing.

For the Earnout Payments, Seller may receive up to $8.0 million of additional cash consideration based on Advertise Purple’s achievement of specified gross profit thresholds during three annual measurement periods. The maximum potential earnout payments are $2.0 million for the first measurement period, $3.0 million for the second measurement period and $3.0 million for the third measurement period. The first measurement period begins October 1, 2026 and ends September 30, 2027, the second measurement period begins October 1, 2027 and ends September 30, 2028, and the third measurement period begins October 1, 2028 and ends September 30, 2029. The amount payable for each measurement period, if any, will be determined in accordance with the gross profit thresholds, calculation methodology and procedures specified in the Purchase Agreement.

As a portion of the consideration for the Acquisition, Buyer issued the Seller Note to the Seller. The material terms of the Seller Note are described under Item 2.03 of this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

In connection with the Acquisition, certain transaction bonus payments and other payments are payable in installments to certain individuals, which are subject to an escalation clause of 5% if not paid by October 14, 2026 and an escalation clause of 10% if not paid by October 30, 2026. The final installments must be paid by October 30, 2026. In addition, certain of those individuals are entitled to further payments from the payoff of the Seller Note and the payment of any Earnout Payments, in each case, if such payments are actually made by Buyer.  The amounts payable to Seller in respect of the Seller Note and any Earnout Payments will be reduced on a dollar-for-dollar basis for all amounts that are paid to such individuals.

The Company has unconditionally and irrevocably guaranteed the full and prompt payment of Buyer’s payment obligations under the Purchase Agreement, including Buyer’s obligations under the Seller Note. The guaranty will remain in effect until Buyer’s applicable payment obligations under the Purchase Agreement have been satisfied in full.

The Purchase Agreement contains customary representations, warranties and covenants by the parties. The representations and warranties, other than certain specified representations, survive for 15 months following the closing. Certain specified representations survive for six years following the closing, and certain tax and employee benefit representations survive until 90 days following the expiration of the applicable statute of limitations.

The seller parties have agreed to indemnify Buyer and certain related parties for losses arising from, among other matters, breaches of the seller parties’ representations, warranties and covenants, certain pre-closing taxes, inaccuracies in the calculation of transaction expenses or closing indebtedness, pre-closing proceedings and fraud. Subject to specified exceptions, indemnification claims for breaches of non-fundamental representations and warranties are subject to a $100,000 deductible and an aggregate cap of $2.75 million. The Purchase Agreement also provides Buyer and its affiliates with specified rights to set off certain post-closing purchase-price adjustments and indemnification claims against amounts otherwise payable to Seller after the closing, including amounts payable under the Seller Note and any Earnout Payments.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Buyer, Advertise Purple, Seller or any other party to the Purchase Agreement. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specified dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged by the parties in connection with the execution of the Purchase Agreement, and may have been made for purposes of allocating contractual risk among the parties rather than establishing matters as facts. Investors should not rely upon the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Buyer, Advertise Purple, Seller or any other party to the Purchase Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, and such subsequent information may or may not be fully reflected in the Company’s public disclosures.

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Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K, including the descriptions of the Purchase Agreement, the acquisition consideration, the purchase-price adjustment, the earnout consideration, the Seller Note and the Company’s guaranty, is incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On September 29, 2026, as a portion of the consideration for the Acquisition, Buyer issued the Seller Note to Seller in the original principal amount of $7.0 million. The Seller Note bears simple interest at a rate of 8.0% per annum. Interest is payable quarterly, beginning November 1, 2026 and continuing on the first business day of each calendar quarter thereafter. All outstanding principal and accrued but unpaid interest under the Seller Note are due and payable on the thirty-six-month anniversary of its issuance.

Buyer may prepay the Seller Note, in whole or in part, at any time without premium or penalty. The Seller Note is an unsecured obligation of Buyer and is subordinated in right of payment to specified senior debt of the Company and its subsidiaries. Payments under the Seller Note may be blocked during specified continuing payment defaults or other specified continuing defaults under the senior debt, in each case subject to the terms and limitations set forth in the Seller Note.

The Seller Note contains customary events of default, including certain uncured failures by Buyer to comply with its obligations under the Seller Note, specified bankruptcy or insolvency events involving Buyer and a default under senior debt that results in the senior debt becoming due and payable before its stated maturity. Subject to the subordination provisions of the Seller Note, upon the occurrence and continuance of an event of default, Seller may declare all principal, accrued interest and other amounts outstanding under the Seller Note immediately due and payable.

Pursuant to the Purchase Agreement, the Company has unconditionally and irrevocably guaranteed the full and prompt payment of Buyer’s obligations under the Seller Note. The Purchase Agreement also provides Buyer and its affiliates with specified rights to set off certain post-closing purchase-price adjustments and indemnification claims against outstanding principal and accrued interest under the Seller Note.

The information set forth under Item 1.01 of this Current Report on Form 8-K relating to the Purchase Agreement, the Seller Note and the Company’s guaranty is incorporated by reference into this Item 2.03.

The foregoing description of the Seller Note does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the Seller Note, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 30, 2026, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that the Company believes to be “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the Company’s future financial condition, results of operations, business operations and business prospects, the acquisition and integration of Advertise Purple, the payment of earnout and seller note obligations, pro forma financial information, the anticipated benefits of the financing, any potential conversion of securities, any potential uplisting, and any other potential acquisitions, financings, and debt restructurings, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe,” and similar words and expressions are intended to identify forward-looking statements. These statements reflect the Company’s current expectations, are not guarantees of future performance, and involve known and unknown risks and uncertainties, including the substantial doubt about the Company’s ability to continue as a going concern described in its SEC filings, the Company’s working capital deficit and increased indebtedness, integration risks, the risk that expected benefits of the acquisition are not realized, the need for additional financing, market conditions, competition, client retention, and regulatory changes, any of which could cause actual results to differ materially. Detailed risk factors are included in the Company’s filings with the SEC, including its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q. These forward-looking statements speak only as of the date hereof. The Company assumes no obligation to update these statements except as required by law.

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Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

10.1*

Securities Purchase Agreement, dated as of September 29, 2026, by and among ONAR, LLC, Advertise Purple LLC, Advertise Purple Holdings Inc., the seller owners identified therein, Kyle Mitnick, and ONAR Holding Corporation.

10.2	Promissory Note, dated September 29, 2026, issued by ONAR, LLC in favor of Advertise Purple Holdings Inc.
99.1	Press Release, dated September 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 * Certain schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONAR Holding Corporation
(Registrant)

Date: September 30, 2026	By:	/s/ Claude Zdanow
	Name:	Claude Zdanow
	Title:	Chief Executive Officer

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